Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Coca-Cola Bottling Co. Consolidated (the “Company”) on Form 10-K for the year ending January 2, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) we, J. Frank Harrison, III, Chairman of the Board of Directors and Chief Executive Officer of the Company, and James E. Harris, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/  J. Frank Harrison, III
J. Frank Harrison, III
Chairman of the Board of Directors and
Chief Executive Officer

March 18, 2011

/s/  James E. Harris
James E. Harris
Senior Vice President and
Chief Financial Officer

March 18, 2011